Reinsurance	12 Months Ended
Dec. 31, 2014
Reinsurance Disclosures [Abstract]
Reinsurance

17.	Reinsurance

Effective October 1, 1998, we reinsured certain policyholder liabilities and obligations related to individual life insurance (in conjunction with our former parent company’s sale of this business). These transactions were in the form of indemnity reinsurance arrangements, whereby the assuming companies contractually assumed certain policyholder liabilities and obligations, although we remain directly obligated to policyholders. The liability related to our obligation is recorded in future policy benefits and policyholders’ funds on our balance sheets. Assets related to and supporting these policies were transferred to the assuming companies, and we recorded a reinsurance recoverable.

There is not a material difference between premiums on a written basis versus an earned basis. Reinsurance recoveries were approximately $189 million, $110 million and $98 million in 2014, 2013 and 2012, respectively. Reinsurance recoverables related to these obligations were approximately $1.2 billion at December 31, 2014, approximately $793 million at December 31, 2013 and approximately $919 million at December 31, 2012. At December 31, 2014, reinsurance recoverables with a carrying value of approximately $706 million were associated with two reinsurers. Additionally, at December 31, 2014, we recorded a receivable under Health Care Reform’s temporary three-year reinsurance program of approximately $338 million. Refer to Note 2 beginning on page 80 for additional information about Health Care Reform’s temporary three-year reinsurance program.

Effective January 1, 2012, we renewed our agreement with an unrelated insurer to reinsure fifty percent of our group term life and group accidental death and dismemberment insurance policies. During 2013 and 2012, we entered into agreements to reinsure certain Health Care insurance policies. We entered into these contracts to reduce the risk of catastrophic loss which in turn reduces our capital and surplus requirements. These contracts did not qualify for reinsurance accounting under GAAP, and consequently are accounted for using deposit accounting.

Effective 2014, 2013 and 2012, we entered into certain three to five-year reinsurance agreements with unrelated insurers (Vitality Re V, Vitality Re IV and Vitality Re III).  At December 31, 2014, 2013 and 2012, these agreements allowed us to reduce our required capital and provided an aggregate of $500 million, $690 million and $540 million, respectively, of collateralized excess of loss reinsurance coverage on a portion of Aetna’s group Commercial Insured Health Care business.

In May 2013, we entered into two agreements with unrelated reinsurers to reinsure a portion of our Medicare Advantage business and a portion of our group Commercial Insured Health Care business, respectively. These contracts did not qualify for reinsurance accounting under GAAP, and consequently are accounted for using deposit accounting.

In 2008, as a result of the liquidation proceedings of Lehman Re, a subsidiary of Lehman Brothers Holdings Inc., we recorded an allowance against our reinsurance recoverable from Lehman Re of $27.4 million ($42.2 million pretax). This reinsurance was placed in 1999 and was on a closed book of paid-up group whole life insurance business. In September 2008, we took possession of assets supporting the reinsurance recoverable, which previously were held as collateral in a trust. In 2013, we sold our claim against Lehman Re to an unrelated third party (including the reinsurance recoverable) and terminated the reinsurance arrangement. Upon the sale of the claim and termination of the arrangement, we reversed the related allowance thereby reducing other general and administrative expenses by $27.4 million ($42.2 million pretax) and recognized a $4.7 million ($7.2 million pretax) gain on the sale in fees and other revenue.